UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2023

WEREWOLF THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40366	82-3523180
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Talcott Ave, 2nd Floor
Watertown, Massachusetts	02472
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 952-0555

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOWL	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01.	Regulation FD Disclosure

On November 3, 2023, Werewolf Therapeutics, Inc. (the “Company”) issued a press release announcing preliminary first-in-human clinical data from initial monotherapy dose-escalation cohorts in the Company’s Phase 1/1b clinical trial of WTX-124. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information furnished under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

Investor Presentation

On November 3, 2023, the Company made available a presentation to be used with investors to discuss the preliminary first-in-human clinical data from the Company’s Phase 1/1b clinical trial of WTX-124. A copy of the presentation is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Preliminary Data from Phase 1/1b Clinical Trial of WTX-124

On November 3, 2023, the Company announced preliminary first-in-human clinical data from initial monotherapy dose-escalation cohorts in the Company’s lead clinical program, WTX-124x2101. This clinical program is an ongoing, multi-center Phase 1/1b clinical trial of WTX-124, the Company’s interleukin 2 (IL-2) INDUKINE molecule, in patients with advanced or metastatic solid tumors.

Study WTX-124x2101 is evaluating WTX-124 as a monotherapy and in combination with pembrolizumab in patients with immunotherapy sensitive advanced or metastatic solid tumors who have failed standard of care treatment, including checkpoint inhibitor therapy. The preliminary data include data collected as of October 18, 2023 from 16 heavily pretreated patients from the first four monotherapy dose escalation cohorts (1, 3, 6 and 12 mg). The preliminary data established proof of mechanism for WTX-124 and proof of concept for Werewolf’s INDUKINE design.

The preliminary data include assessments of safety and tolerability, pharmacokinetics, relevant biomarkers and preliminary antitumor activity. Data as of the October 18, 2023 cutoff date are summarized as follows:

•	WTX-124 was generally well-tolerated at all doses tested, up to and including 12 mg, in the outpatient setting.

•

All treatment-emergent adverse events (“TEAEs”) were Grade 1 or Grade 2, and arthralgias and fatigue were the most common TEAEs. Vascular leak syndrome was not observed, and there were no dose limiting toxicities, treatment-related serious adverse events (“SAEs”) or treatment-related study discontinuations.

•	WTX-124 was delivered intravenously once every two weeks.

•	WTX-124 showed expected pharmacokinetics with evidence of wide therapeutic index allowing for continued dose escalation.

•	WTX-124 demonstrated both translational biomarker activity and early evidence of monotherapy antitumor activity at 6 mg and 12 mg doses.

•	CD8+ T and NK cell proliferation and activation in the tumor microenvironment and immune cell gene expression changes were seen at 6 mg and 12 mg dose levels.

•

Among five patients treated at 12 mg, one patient achieved an unconfirmed partial response, one patient had a restaging scan that was consistent with a partial response as of November 1, 2023, and one other showed evidence of anti-tumor activity.

Dose escalation is ongoing in the monotherapy and combination therapy arms of the trial, with cohort 5 (18 mg) fully enrolled. Additional data from monotherapy dose-escalation cohorts will inform declaration of recommended dose for expansion and opening of the monotherapy expansion arms expected in the first half of 2024.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated November 3, 2023.

99.2	Investor Presentation, dated November 3, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

Any statements in this Current Report on Form 8-K about the Company’s future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties and actual results may differ materially from those expressed or implied by such forward-looking statements. Such statements include, but are not limited to, the Company’s future operations, prospects, plans, objectives of management, the expected timeline for the clinical development of product candidates and availability of data from such clinical development, and the potential activity and efficacy of product candidates in preclinical studies and clinical trials and other statements containing the words “aim,” “anticipate,” “believe,” “contemplate,” “continue,” “could,” “design,” “designed to,” “estimate,” “expect,” “goal,” “intend,” “may,” “might,” “objective,” “ongoing,” “plan,” “potential,” “predict,” “project,” “promise,” “should,” “target,” “will,” or “would,” or the negative of these terms, or other comparable terminology. Actual results or events could differ materially from the plans, intentions and expectations disclosed in these forward-looking statements as a result of various important factors, including: uncertainties inherent in the development of product candidates, including the conduct of research activities, the initiation and completion of preclinical studies and clinical trials; uncertainties as to the availability and timing of results from preclinical studies and clinical trials; the timing of and the Company’s ability to submit and obtain regulatory approval for investigational new drug applications; whether results from preclinical studies will be predictive of the results of later preclinical studies and clinical trials; whether preliminary data from a clinical trial will be predictive of the results of the trial and future clinical trials; the Company’s ability to obtain sufficient cash resources to fund the Company’s foreseeable and unforeseeable operating expenses and capital expenditure requirements; as well as the risks and uncertainties identified in the “Risk Factors” section of the Company’s most recent Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) and in subsequent filings the Company may make with the SEC. All forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and the Company specifically disclaims any obligation to update any forward-looking statement, whether because of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEREWOLF THERAPEUTICS, INC.

Date: November 3, 2023	By:	/s/ Timothy W. Trost
Timothy W. Trost
Chief Financial Officer and Treasurer